Accounts Receivable, Net - Summary Of Movement Of Bad Debt Provision For Accounts Receivable (Detail) - CNY (¥) ¥ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Balance at beginning of year	¥ (3,713)	¥ (63,173)	¥ (62,087)
(Provisions) reversal for expected credit losses	(2,054)	5,213	(7,504)
Write-off	343	54,247	6,418
Balance at end of year	¥ (5,424)	¥ (3,713)	¥ (63,173)